UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2022

Alight, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Overlook Point
Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 737-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders of Alight, Inc. (the “Company”) held on June 1, 2022, stockholders voted on the proposals set forth and described below.

The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Proposal No. 1 - Election of Directors: Both of our Class I Directors listed below were elected to serve terms expiring at the 2025 Annual Meeting of Stockholders of the Company, or until her respective successor is duly elected and qualified, except in the case of a Director's earlier death, resignation, retirement, disqualification, removal or incapacity.

Director	Votes For	Votes Against	Votes Withheld	Broker Non-Votes

Erika Meinhardt	480,730,137	16,261,471	367,486	11,238,669
Regina M. Paolillo	481,543,172	15,634,474	181,448	11,238,669

Proposal No. 2 - Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022: The stockholders approved this proposal.

Votes For	Votes Against	Abstain	Broker Non-Votes

508,481,455	99,227	17,081	N/A

Proposal No. 3 - Approval, on an advisory (non-binding basis, of the 2021 compensation paid to our named executive officers: The stockholders approved this proposal.

Votes For	Votes Against	Abstain	Broker Non-Votes

439,457,421	57,417,314	484,359	11,238,669

Proposal No. 4 - Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation paid to our named executive officers: The stockholders approved "ONE YEAR" as the frequency of future advisory votes on the compensation of our named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

497,122,569	18,435	186,564	31,526	11,238,669

The Company has considered the outcome of the advisory vote and has determined, as was recommended by the Board in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2022, that until the next required frequency vote, the Company will hold an advisory vote on the Company’s compensation of its named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alight, Inc.

Date:	June 3, 2022	By:	/s/ Paulette R. Dodson
General Counsel and Corporate Secretary